                                                                       EXHIBIT 4

                    SECOND AMENDMENT TO OVERRIDE AGREEMENT

THIS SECOND AMENDMENT TO OVERRIDE AGREEMENT (the "Second Amendment") dated as of the 7th day of March, 1994, by and between FIRST ALABAMA BANK ("FAB"), PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank) ("PNB") CONTINENTAL BANK N.A. ("Continental"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"; FAB, PNB, Continental and Prudential herein collectively referred to as "Lenders" and each a "Lender"), DRAVO CORPORATION, a Pennsylvania corporation ("Dravo"), DRAVO LIME COMPANY, a Delaware corporation ("Lime") and DRAVO BASIC MATERIALS COMPANY, INC., an Alabama corporation ("Basic"; Lime and Basic are sometimes hereafter collectively referred to as the "Companies").

                              W I T N E S S E T H:

     WHEREAS, Lenders, Dravo and Companies entered into that certain Override Agreement, dated as of January 21, 1992; and

     WHEREAS, said Override Agreement has been heretofore amended by that certain First Amendment to Override Agreement, dated March 10, 1993; and

     WHEREAS, the said Override Agreement, as amended by the said First Amendment to Override Agreement, shall be hereinafter referred to as the "Override Agreement"; and

     WHEREAS, Lenders, Dravo and Companies desire to amend the Override Agreement by modifying the terms of a covenant applicable to Dravo as set forth hereinbelow;

     NOW, THEREFORE, in consideration of the premises and by mutual consent, Lenders, Dravo and Companies agree to amend the Override Agreement as follows:

     1. Clause (ii) of Section 4.02 (b) of the Override Agreement is deleted in its entirety and the following is substituted in place thereof:

"(ii) Dravo shall cause the Discontinued Operations Fixed Charge Coverage Ratio of Dravo and its Subsidiaries as at the end of each of Dravo's fiscal quarters to equal or exceed the following values for the fiscal quarter ending during the following periods:

                               Minimum Discontinued Operations
Relevant Period                Fixed Charge Coverage Ratio
- ---------------                -------------------------------
Closing Date through and
including December 31, 1994                 1.30

January 1, 1995 and
thereafter                                  2.00"

     2. Except as modified pursuant hereto, the Override Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of the Second Amendment and the Override Agreement as in existence immediately prior to the effectiveness hereof, the terms of this Second Amendment shall control.

     3. The parties to this Second Amendment expressly agree that the laws of the State of New York shall govern the validity, construction, interpretation and effect of this Second Amendment, without reference to its principles of conflicts of laws.

   4. This Second Amendment may be executed in duplicate counterparts, each of which shall constitute an original for all purposes, and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart executed by each party.


     IN WITNESS WHEREOF, the parties have hereunto caused their names to be subscribed by their respective officers thereunto duly authorized this the day and date first hereinabove mentioned:

                                    FIRST ALABAMA BANK

                                    By:         FRED W. TAUL
                                       ---------------------------------
                                    Name:  Fred W. Taul
                                    Title: Executive Vice President

                                    PNC BANK, NATIONAL ASSOCIATION
                                    By:       RICHARD D. RODGERS
                                       ---------------------------------
                                    Name:  Richard D. Rodgers
                                    Title: Vice President

                                    CONTINENTAL BANK N.A.
                                    By:        LYNN W. STETSON
                                       ---------------------------------
                                    Name:  Lynn W. Stetson
                                    Title: Vice President

                                    THE PRUDENTIAL INSURANCE COMPANY OF
                                    AMERICA
                                    By:      CATHERINE A. CATES
                                       ---------------------------------
                                    Name:  Catherine A. Cates
                                    Title: Vice President

                                    DRAVO CORPORATION

                                    By:       ERNEST F. LADD III
                                       --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
   --------------------------------
Name:   Barbara D. Nelson
Title: Assistant Secretary


                                    DRAVO LIME COMPANY


                                    By:       ERNEST F. LADD III
                                       --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
   --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    DRAVO BASIC MATERIALS COMPANY, INC.

                                    By:       ERNEST F. LADD III
                                       --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
   --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("First Amendment"), dated as of the 7th day of March, 1994, by and between DRAVO LIME COMPANY, a Delaware corporation ("Lime"), DRAVO BASIC MATERIALS COMPANY, INC., an Alabama corporation ("Basic"; Lime and Basic herein collectively referred to as "Borrowers" and each individually as a "Borrower"), FIRST ALABAMA BANK ("FAB"), PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank) ("PNB"), CONTINENTAL BANK N.A. ("Continental"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"; FAB, PNB, Continental and Prudential herein collectively referred to as "Lenders", and each individually as a "Lender"), and FIRST ALABAMA BANK, as agent for the Lenders (in that capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, Borrowers, Lenders and Agent entered into that certain Amended and Restated Revolving Credit Agreement, dated as of the 21st day of January, 1992 (said agreement being referred to herein as the "Revolving Credit Agreement"); and

     WHEREAS, Borrowers, Lenders and Agent, being all of the parties to the Revolving Credit Agreement, desire to amend the Revolving Credit Agreement by
(i) extending the maturity date thereof from January 22, 1995 to April 30, 1995,
(ii) increasing the amount of the Revolving Line of Credit (as defined in the Revolving Credit Agreement) from $59,000,000.00 to $69,000,000.00, (iii) increasing the financing commitment of Continental under the Revolving Line of Credit from $10,000,000.00 to $20,000,000.00 and (iv) modifying related provisions hereinbelow set forth;

     NOW, THEREFORE, in consideration of the premises and by mutual consent, Borrowers, Lenders and Agent agree to amend the Revolving Credit Agreement as follows:

     1. The maturity or expiry date of January 22, 1995, that is set forth in the Revolving Credit Agreement with respect to the Revolving Line of Credit (as defined in the Revolving Credit Agreement), the Letter of Credit facility set forth in Section 1.3 of the Revolving Credit Agreement, and the FAB Special Letter of Credit Facility set forth in Section 1.4 of the Revolving Credit Agreement is hereby extended to April 30, 1995. All references to the maturity or expiry date of January 22, 1995, in the Revolving Credit Agreement shall be deemed and each such reference is hereby amended to mean April 30, 1995.

     2. Effective as of the date hereof, the maximum amount of the Revolving Line of Credit (as defined in the Revolving Credit Agreement) set forth in the Revolving Credit Agreement is increased from $59,000,000.00 to $69,000,000.00, and the maximum financing commitment of Continental thereunder is increased from $10,000,000.00 to $20,000,000.00.

     3. The first sentence of Section 1.6 of the Revolving Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

          "Borrowers agree to pay to Lenders on a basis proportionate with such respective Lender's Revolving Line of Credit commitment hereunder non-usage fees (the "Non-Usage Fees") in an aggregate amount equal to one-half of one percent (1/2 of 1%) per annum on the unutilized portion of the $69,000,000.00 Revolving Line of Credit payable quarterly in arrears on the fifth business day following each calendar quarter during the term of this Agreement."

     4. The first sentence of Section 9.1(a) of the Revolving Line of Credit is deleted in its entirety and the following is substituted in place thereof:

          "Lenders agree as between themselves that upon receipt of a request for an advance hereunder by Borrowers (or either of them), and so long as there shall exist no Event of Default or Default, FAB will advance 31.88% of such request, PNB will advance 24.64% of such request, Continental will advance 28.99% of such request, and Prudential will advance 14.49% of such request; provided, however, in no event shall the aggregate principal amount of the Revolving Line of Credit loans made hereunder by Lenders exceed $69,000,000.00."

     5. Schedule I to the Revolving Credit Agreement is deleted in its entirety and the Schedule I attached hereto and made a part hereof is substituted in place thereof.

     6. Schedule II to the Revolving Credit Agreement is deleted in its entirety and the Schedule II attached hereto and made a part hereof is substituted in place thereof.

     7. The effectiveness of the amendments contained herein shall be subject to the satisfaction in the opinion of Lenders of Borrowers delivering to each respective Lender an amendment of the Borrowers' Revolving Notes (as defined in the Revolving Credit Agreement), duly executed and delivered by each Borrower, extending the maturity or expiry dates thereof as hereinabove set forth and, in the case of Continental, increasing the principal sum thereof from $10,000,000.00 to $20,000,000.00.

     8. Except as modified pursuant hereto, the Revolving Credit Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of the First Amendment and the Revolving Credit Agreement as in existence immediately prior to the effectiveness hereof, the terms of this First Amendment shall control.

     9. The parties to this First Amendment expressly agree that the laws of the State of New York shall govern the validity, construction, interpretation and effect of this First Amendment, without reference to its principles of conflicts of laws.

     10. This First Amendment may be executed in duplicate counterparts, each of which shall constitute an original for all purposes, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart executed by each party.

     11. On the date hereof and in respect of the matters hereinabove set forth, Borrowers agree to pay to Lenders a credit fee of $200,000.00 ($50,000.00 to each Lender). The foregoing credit fee shall be nonrefundable, and shall further offset credit fees that will be owed by Borrowers with respect to the extension until at least January 22, 1996, that is presently under discussion and review, of the maturity or expiry date hereinabove extended to April 30, 1995.

     IN WITNESS WHEREOF, the parties have hereunto caused their names to be subscribed by their respective officers thereunto duly authorized this the day and date first hereinabove mentioned.


                                    FIRST ALABAMA BANK, Individually and as
                                    Agent for the Lenders under the Amended and Restated Revolving Credit Agreement

                                    By:         FRED W. TAUL
                                       ---------------------------------------
                                    Name:  Fred W. Taul
                                    Title: Executive Vice President

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:         RICHARD D. RODGERS
                                       ---------------------------------------
                                    Name:  Richard D. Rodgers
                                    Title: Vice President

                                    CONTINENTAL BANK N. A.

                                    By:         LYNN W. STETSON
                                       ---------------------------------------
                                    Name:  Lynn W. Stetson
                                    Title: Vice President

                                    THE PRUDENTIAL INSURANCE COMPANY OF
                                    AMERICA

                                    By:         CATHERINE A. CATES
                                       ---------------------------------------
                                    Name:  Catherine A. Cates
                                    Title: Vice President

                                    DRAVO LIME COMPANY

                                    By:         ERNEST F. LADD III
                                       ---------------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:        BARBARA D. NELSON
- ---------------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    DRAVO BASIC MATERIALS COMPANY, INC.

                                    By:         ERNEST F. LADD III
                                       ---------------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:        BARBARA D. NELSON
- ---------------------------------------
Name:   Barbara D. Nelson
Title: Assistant Secretary

                                    SCHEDULE I

                    SCHEDULE I TO REVOLVING CREDIT AGREEMENT


Financing Commitments
- ---------------------
(Expressed in Millions)


FIRST ALABAMA BANK

     -    Revolving Line of Credit and Letters
          of Credit Facilities Combined                      $22.0

PNC BANK, N.A.

     -    Revolving Line of Credit and Letters
          of Credit Facilities Combined                       17.0

CONTINENTAL BANK N.A.

     -    Revolving Line of Credit and Letters
          of Credit Facilities Combined                       20.0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

     -    Revolving Line of Credit and Letters
          of Credit Facilities Combined                       10.0
                                                             -----

TOTAL                                                        $69.0
                                                             =====

SCHEDULE II

                   SCHEDULE II TO REVOLVING CREDIT AGREEMENT


                   Maximum Stated Amount of Letters of Credit
                To Be Issued (or Cause To Be Issued) by Lenders
                -----------------------------------------------


                            Stated Amount   Lender's Percentage
                            -------------   -------------------
FIRST ALABAMA BANK          $3,921,240.00         31.88%

PNC BANK, N.A.              $3,030,720.00         24.64%

CONTINENTAL BANK N.A.       $3,565,770.00         28.99%

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA          $1,782,270.00         14.49%
                                                 ------
TOTAL                                            100.00%
                                                 ======

                       FIRST AMENDMENT TO REVOLVING NOTE


     WHEREAS, DRAVO LIME COMPANY, a Delaware corporation ("Lime"), DRAVO BASIC MATERIALS COMPANY, INC., an Alabama corporation ("Basic"; Lime and Basic herein collectively referred to as "Borrowers" and each individually as a "Borrower"), FIRST ALABAMA BANK ("FAB"), PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank) ("PNB"), CONTINENTAL BANK N.A. ("Continental"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"; FAB, PNB, Continental and Prudential herein collectively referred to as "Lenders" and each individually as a "Lender"), and FIRST ALABAMA BANK, as agent for the Lenders (in that capacity, the "Agent") entered into that certain Amended and Restated Revolving Credit Agreement, dated as of January 21, 1992 (said agreement being herein referred to as the "Revolving Credit Agreement"); and

     WHEREAS, pursuant to the foregoing Revolving Credit Agreement, and to evidence certain indebtedness thereunder, Borrowers executed and delivered to FAB a Revolving Note (the "Revolving Note") dated January 22, 1992, payable to the order of FAB in the principal amount of $22,000,000.00; and

     WHEREAS, Borrowers, Lenders and Agent have entered into that certain First Amendment to Amended and Restated Revolving Credit Agreement, of even date herewith (the "First Amendment to Revolving Credit Agreement"), that among other things extends the maturity or expiry date of the Revolving Line of Credit (as defined in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement) from January 22, 1995 to April 30, 1995; and


     WHEREAS, Borrowers and FAB herein agree to modify the terms of the Revolving Note by extending the maturity or expiry date therein contained from January 21, 1995 to April 30, 1995;

     NOW, THEREFORE, by mutual consent of the parties hereto, the Revolving Note is hereby amended as follows:

     1. The maturity or expiry date of January 21, 1995, that is set forth in the Revolving Note is hereby extended to April 30, 1995. All references to the maturity or expiry date of January 21, 1995, in the Revolving Note shall be deemed and each such reference is hereby amended to mean April 30, 1995.

     2. For the purposes of this First Amendment to Revolving Note, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals hereto, shall have the respective meanings assigned to such terms in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement.

     3. Except as modified pursuant hereto, the Revolving Note is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between terms of this First Amendment to Revolving Note and the Revolving Note as in existence immediately prior to the effectiveness hereof, the terms of this First Amendment to Revolving Note shall control.

     4. This First Amendment to Revolving Note may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument this 7th day of March, 1994.


                                    DRAVO LIME COMPANY

                                    By:       ERNEST F. LADD III
                                       --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    DRAVO BASIC MATERIALS COMPANY, INC.

                                    By:       ERNEST F. LADD III
                                       --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    FIRST ALABAMA BANK

                                    By:          FRED W. TAUL
                                       --------------------------------
                                    Name:  Fred W. Taul
                                    Title: Executive Vice President

                       FIRST AMENDMENT TO REVOLVING NOTE


     WHEREAS, DRAVO LIME COMPANY, a Delaware corporation ("Lime"), DRAVO BASIC MATERIALS COMPANY, INC., an Alabama corporation ("Basic"; Lime and Basic herein collectively referred to as "Borrowers" and each individually as a "Borrower"), FIRST ALABAMA BANK ("FAB"), PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank) ("PNB"), CONTINENTAL BANK N.A. ("Continental"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"; FAB, PNB, Continental and Prudential herein collectively referred to as "Lenders" and each individually as a "Lender"), and FIRST ALABAMA BANK, as agent for the Lenders (in that capacity, the "Agent") entered into that certain Amended and Restated Revolving Credit Agreement, dated as of January 21, 1992 (said agreement being herein referred to as the "Revolving Credit Agreement"); and

     WHEREAS, pursuant to the foregoing Revolving Credit Agreement, and to evidence certain indebtedness thereunder, Borrowers executed and delivered to Prudential a Revolving Note (the "Revolving Note") dated January 22, 1992, payable to the order of Prudential in the principal amount of $10,000,000.00; and

     WHEREAS, Borrowers, Lenders and Agent have entered into that certain First Amendment to Amended and Restated Revolving Credit Agreement, of even date herewith (the "First Amendment to Revolving Credit Agreement"), that among other things extends the maturity or expiry date of the Revolving Line of Credit (as defined in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement) from January 22, 1995 to April 30, 1995; and

     WHEREAS, Borrowers and Prudential herein agree to modify the terms of the Revolving Note by extending the maturity or expiry date therein contained from January 21, 1995 to April 30, 1995;

     NOW, THEREFORE, by mutual consent of the parties hereto, the Revolving Note is hereby amended as follows:

     1. The maturity or expiry date of January 21, 1995, that is set forth in the Revolving Note is hereby extended to April 30, 1995. All references to the maturity or expiry date of January 21, 1995, in the Revolving Note shall be deemed and each such reference is hereby amended to mean April 30, 1995.

     2. For purposes of this First Amendment to Revolving Note, unless otherwise defined herein, all terms used herein, including but not limited to, those terms used/or defined in the recitals hereto, shall have the respective meanings assigned to such terms in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement.

     3. Except as modified pursuant hereto, the Revolving Note is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between terms of this First Amendment to Revolving Note and the Revolving Note as in existence immediately prior to the effectiveness hereof, the terms of this First Amendment to Revolving Note shall control.

     4. This First Amendment to Revolving Note may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument this 7th day of March, 1994.

                                    DRAVO LIME COMPANY

                                    By:  ERNEST F. LADD III
                                       --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    DRAVO BASIC MATERIALS COMPANY, INC.

                                    By:  ERNEST F. LADD III
                                        --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA

                                    By:      CATHERINE A. CATES
                                       --------------------------------
                                    Name:  Catherine A. Cates
                                    Title: Vice President

                       FIRST AMENDMENT TO REVOLVING NOTE


     WHEREAS, DRAVO LIME COMPANY, a Delaware corporation ("Lime"), DRAVO BASIC MATERIALS COMPANY, INC., an Alabama corporation ("Basic"; Lime and Basic herein collectively referred to as "Borrowers" and each individually as a "Borrower"), FIRST ALABAMA BANK ("FAB"), PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank) ("PNB"), CONTINENTAL BANK N.A. ("Continental"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"; FAB, PNB, Continental and Prudential herein collectively referred to as "Lenders" and each individually as a "Lender"), and FIRST ALABAMA BANK, as agent for the Lenders (in that capacity, the "Agent") entered into that certain Amended and Restated Revolving Credit Agreement, dated as of January 21, 1992 (said agreement being herein referred to as the "Revolving Credit Agreement"); and

     WHEREAS, pursuant to the foregoing Revolving Credit Agreement, and to evidence certain indebtedness thereunder, Borrowers executed and delivered to Continental a Revolving Note (the "Revolving Note") dated January 22, 1992, payable to the order of Continental in the principal amount of $10,000,000.00; and

     WHEREAS, Borrowers, Lenders and Agent have entered into that certain First Amendment to Amended and Restated Revolving Credit Agreement, of even date herewith (the "First Amendment to Revolving Credit Agreement"), that among other things extends the maturity or expiry date of the Revolving Line of Credit (as defined in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement) from January 22, 1995 to April 30, 1995, and further increases the financial commitment of Continental thereunder from $10,000,000.00 to $20,000,000.00; and

     WHEREAS, Borrowers and Continental herein agree to modify the terms of the Revolving Note by extending the maturity or expiry date therein contained from January 21, 1995 to April 30, 1995, and by increasing the maximum principal amount thereunder from $10,000,000.00 to $20,000,000.00;

     NOW, THEREFORE, by mutual consent of the parties hereto, the Revolving Note is hereby amended as follows:

     1. The maturity or expiry date of January 21, 1995, that is set forth in the Revolving Note is hereby extended to April 30, 1995. All references to the maturity or expiry date of January 21, 1995, in the Revolving Note shall be deemed and each such reference is hereby amended to mean April 30, 1995.

     2. The principal amount of the Revolving Note is hereby increased from $10,000,000.00 to $20,000,000.00.

     3. For purposes of this First Amendment to Revolving Note, unless otherwise defined herein, all terms used herein, including but not limited to, those terms used/or defined in the recitals hereto, shall have the respective meanings assigned to such terms in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement.

     4. Except as modified pursuant hereto, the Revolving Note is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between terms of this First Amendment to Revolving Note and the Revolving Note as in existence immediately prior to the effectiveness hereof, the terms of this First Amendment to Revolving Note shall control.

     5. This First Amendment to Revolving Note may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument this 7th day of March, 1994.

                                    DRAVO LIME COMPANY

                                    By: ERNEST F. LADD III
                                        --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    DRAVO BASIC MATERIALS COMPANY, INC.

                                    By: ERNEST F. LADD III
                                        --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    CONTINENTAL BANK N.A.

                                    By:        LYNN W. STETSON
                                       --------------------------------
                                    Name:  Lynn W. Stetson
                                    Title: Vice President

                       FIRST AMENDMENT TO REVOLVING NOTE


     WHEREAS, DRAVO LIME COMPANY, a Delaware corporation ("Lime"), DRAVO BASIC MATERIALS COMPANY, INC., an Alabama corporation ("Basic"; Lime and Basic herein collectively referred to as "Borrowers" and each individually as a "Borrower"), FIRST ALABAMA BANK ("FAB"), PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank) ("PNB"), CONTINENTAL BANK N.A. ("Continental"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"; FAB, PNB, Continental and Prudential herein collectively referred to as "Lenders" and each individually as a "Lender"), and FIRST ALABAMA BANK, as agent for the Lenders (in that capacity, the "Agent") entered into that certain Amended and Restated Revolving Credit Agreement, dated as of January 21, 1992 (said agreement being herein referred to as the "Revolving Credit Agreement"); and

     WHEREAS, pursuant to the foregoing Revolving Credit Agreement, and to evidence certain indebtedness thereunder, Borrowers executed and delivered to PNB a Revolving Note (the "Revolving Note") dated January 22, 1992, payable to the order of PNB in the principal amount of $17,000,000.00; and

     WHEREAS, Borrowers, Lenders and Agent have entered into that certain First Amendment to Amended and Restated Revolving Credit Agreement, of even date herewith (the "First Amendment to Revolving Credit Agreement"), that among other things extends the maturity or expiry date of the Revolving Line of Credit (as defined in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement) from January 22, 1995 to April 30, 1995; and

     WHEREAS, Borrowers and PNB herein agree to modify the terms of the Revolving Note by extending the maturity or expiry date therein contained from January 21, 1995 to April 30, 1995;

     NOW, THEREFORE, by mutual consent of the parties hereto, the Revolving Note is hereby amended as follows:

     1. The maturity or expiry date of January 21, 1995, that is set forth in the Revolving Note is hereby extended to April 30, 1995. All references to the maturity or expiry date of January 21, 1995, in the Revolving Note shall be deemed and each such reference is hereby amended to mean April 30, 1995.

     2. For the purposes of this First Amendment to Revolving Note, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals hereto, shall have the respective meanings assigned to such terms in the Revolving Credit Agreement, as amended by the First Amendment to Revolving Credit Agreement.

     3. Except as modified pursuant hereto, the Revolving Note is hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between terms of this First Amendment to Revolving Note and the Revolving Note as in existence immediately prior to the effectiveness hereof, the terms of this First Amendment to Revolving Note shall control.

     4. This First Amendment to Revolving Note may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument this 7th day of March, 1994.

                                    DRAVO LIME COMPANY

                                    By: ERNEST F. LADD III
                                        --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    DRAVO BASIC MATERIALS COMPANY, INC.

                                    By: ERNEST F. LADD III
                                        --------------------------------
                                    Name:  Ernest F. Ladd III
                                    Title: Executive Vice President

ATTEST:

By:       BARBARA D. NELSON
- --------------------------------
Name:  Barbara D. Nelson
Title: Assistant Secretary

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: RICHARD D. RODGERS
                                        --------------------------------
                                    Name:  Richard D. Rodgers
                                    Title: Vice President

ATTEST:

By:       LOUIS K. MCLINDEN, JR.
- --------------------------------
Name:  Louis K. McLinden, Jr.
Title: Commercial Banking Officer